Dated as of October 1, 2013

Neah Power Systems, Inc.

22118 20th Avenue SE Suite 142
Bothell, WA 98021

Attention:

Chris D’Couto, Chief Executive Officer

Gentlemen:

This engagement letter agreement (this “Engagement” or this “Agreement”) confirms that Neah Power Systems, Inc. (“Neah Power” or the “Company”) has engaged Clark Dodge & Company Inc. (“Clark Dodge” or the “Placement Agent”) to act as its placement agent in connection with the offering of securities (the “Interests”) of Neah Power in a proposed promissory “bridge” note (the “Transaction”), on the terms and conditions set forth below, or on such other terms as Neah Power and the investors shall agree.  The specific terms of the Transaction will depend on the results of the Placement Agent’s due diligence, market conditions, and discussions by Neah Power and the Placement Agent, and shall be reflected in definitive documents evidencing the Transaction (the “Transaction Documents”).

Section 1.

Scope of Engagement/Services/Responsibilities.

(a)   In connection with this Engagement, the Placement Agent shall provide private placement agency services to the Company which will include: (i) advising the Company with respect to the proposed structure, terms and conditions of the Transaction, (ii) review and consultation regarding the preparation of the offering documents (such as an offering memorandum), other investor presentation materials and the definitive Transaction Documents, (iii) the solicitation of interest in the Transaction from “Accredited Investors,” as defined in Rule 501 of Regulation D (“Regulation D”) under the Securities Act of 1933, as amended (“Securities Act”), in the manner contemplated by the offering documents, (iv) facilitating communication between the Company and prospective investors, (v) receiving and responding to inquiries from prospective investors in connection with the Transaction, (vi) advising the Company in connection with negotiations with prospective investors relating to the transaction, and (vii) taking such related actions on behalf of the Company as may be appropriate in the reasonable judgment of the Company and the Placement Agent.  The Placement Agent shall perform the services hereunder in close collaboration with the Company.  Further, for the avoidance of doubt, the Company is under no obligation to finalize the Transaction.  The Placement Agent shall provide the services on a “best-effort” basis and closing(s) of the Transaction shall be subject to, among other things, execution of definitive Transaction Documents.

(b)      The Placement Agent represents and warrants to the Company that:

(i)

All offers of the Interests by the Placement Agent shall be made only to persons that the Placement Agent reasonably believes are Accredited Investors and in compliance with all applicable United States federal and state broker-dealer requirements.  The Placement Agent, as of the date hereof and on the dates of such offers and subsequent sales made directly by the Company, is and will be, as

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applicable, duly registered as a broker or dealer under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and under all applicable state securities laws (except where exempted from the respective state’s broker-dealer registration requirements) and a member of, and in good standing with, the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(ii)

Prior to any sale of the Interests by the Company, the Placement Agent shall cause each purchaser to execute a subscription or purchase agreement in a form satisfactory to the Company.

(iii)

The Placement Agent shall require any sub-agent or syndicate selling agent to agree, for the benefit of the Company, to comply with, and shall use its commercially reasonable efforts to ensure that such sub-agent or syndicate selling agent, complies with, the provisions of this Agreement applicable to the Placement Agent as if such provisions applied to such sub-agent or syndicate selling agent.

(c)     The Company represents, warrants and covenants to the Placement Agent that:

(i)

The pricing terms of the Interests will be set prior to the time of the applicable closing (each, a “Closing”).  The Company shall cooperate with the Placement Agent in connection with, and shall make available to the Placement Agent such documents and other information as the Placement Agent shall reasonably request in order to satisfy its due diligence requirements at or before the time that offering materials are first delivered to prospective investors in the Transaction. The Company shall also provide to the Placement Agent the due diligence materials to be requested by the Placement Agent for uploading into its password protected, secure online data room for review by prospective investors;

(ii)

All communications by the Company with the Placement Agent shall be with the Placement Agent’s CEO, Chairman, President, legal counsel and/or designated investment banker(s) with respect to the Transaction.  Neither Neah Power nor any of its affiliates shall communicate directly with the Placement Agent’s sales force/registered representatives, sub-agents or any of their known clients or prospects (until such time as such clients are holders of Interests in the Company) without the prior written consent of the Placement Agent.  Except as provided in Section 8 hereof, the provisions of this Section 1(c)(ii) shall not apply to communications with clients of the Placement Agent who are currently or subsequently become Interest holders of the Company;

(iii)

The Placement Agent shall have received at the Closing(s) an opinion of counsel to the Company, which shall be dated the date of such Closing(s) and addressed to the Placement Agent containing customary items contained in legal opinions rendered in connection with private placement transactions of the nature contemplated herein;

(iv)

Within 10 days after the initial closing, via either physical delivery or delivery of PDF copies via email (at the Company’s discretion), the Company shall provide the Placement Agent with final, executed versions of the definitive Transaction documents (including all signature pages, schedules and exhibits thereto), certificates representing the Interests of each investor in the Transaction, and all

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other material documentation evidencing such closing.  Within 10 days after the initial closing, the Company also shall provide such documentation to all purchasers of Interests in the Transaction, along with such purchaser’s certificate(s) representing Interests or other written evidence of ownership thereof.  In addition, the Company shall do the same upon each subsequent closing (if any), and in any event, provide to the Placement Agent final “closing books” within 3 weeks of the final closing of the Transaction;

(v)

For purposes of compliance with and recordkeeping under the USA Patriot Act, Foreign Corrupt Practices Act, the Anti-Money Laundering Act and other such laws regarding foreign investment, the Company shall not close upon or issue certificates representing Interests to any person or entity in the Transaction that is not domiciled in the U.S. without providing prior notice of such proposed investment to the Placement Agent, copies of all signature pages and evidence of wire transfers to the Company from such proposed investor.

(vi)

The Company agrees that, in lieu of handwritten physical signatures, electronic signatures from any or all of the Placement Agent’s referred investors or clients participating in the Transaction shall be deemed sufficient for all purposes related directly or indirectly to the Transaction, so long as such electronic signatures are compliant with all federal and state securities laws related thereto.

Section 2.

Ommitted.

Section 3.

Compensation. The Company shall pay the Placement Agent, as compensation for the services provided by the Placement Agent hereunder, a fee (the “Fee”) equal to 10.0% of the gross proceeds invested by investors in the Transaction, plus shares of Common Stock equal to 10.0% of (a) the dollar amount of securities sold by the Company in the Transaction divided by (b) a per share price that gives the Company an Enterprise Value of $5,000,000 at the close of the Transaction.

If more than one closing is required in connection with the Transaction, only that portion of the Fee applicable to each closing shall be payable at such closing in the Transaction.  Finally, in the event that the Placement Agent closes the Transaction, then the Company agrees that the Placement Agent will have a right of first refusal (the “ROFR”) for a period of one year commencing on the date of the final closing of the Transaction  to serve as the placement agent for the Company with respect to future capital financings by the Company (a “Future Financing”).  The Company shall provide prior written notice of its intent to conduct a Future Financing (along with a reasonably specific description of the terms of such Future Financing). The Placement Agent shall have five business days from the date of receipt of such notice to exercise its ROFR, which exercise shall be in writing.  The Placement Agent agrees that the compensation to be received by it in connection with any such Future Financing will be on terms mutually agreeable to such Placement Agent and the Company.

Except for the Fee and other consideration and agreements described herein, each party represents that it neither is nor will be obligated for any finder’s or broker’s fee or commission except as contemplated by this Agreement, and each party agrees to indemnify and hold harmless any other party hereto from any liability for any commission or compensation in the nature of a finder’s or broker’s fee (and the costs and expenses of defending against such

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liability or asserted liability) for which such party or any of its officers, partners, employees, or representative is responsible.

Section 4.

Expenses.  The Company agrees to reimburse the Placement Agent for any and all reasonable documented out-of-pocket expenses incurred in connection with the provision of its services to the Company under this Agreement in an amount not to exceed $25,000, unless approved by the Company. The Company shall be responsible for all federal, state “blue sky” and other filings pertaining to the Transaction, including payment of such fees.

Section 5.

Confidentiality.  The Company agrees that, except as required by applicable law or regulation, any information or advice to be provided by the Placement Agent or any of its representatives in connection with this Engagement, whether formal or informal, is confidential and shall not be disclosed publicly or made available to third parties, in whole or in part, or summarized, excerpted from or otherwise referred to without the Placement Agent’s prior written consent, which consent shall not be unreasonably withheld, and accordingly such advice shall not be relied upon by any person or entity other than the Company.

Section 6.

Use of Information.  In connection with the Placement Agent’s Engagement, the Company shall (a) make available to the Placement Agent all relevant information concerning the business, assets, operations and financial condition of the Company that the Placement Agent reasonably requests in connection with the performance of its obligations hereunder; and (b) provide the Placement Agent with reasonable access to the Company’s officers, directors, employees, accountants, counsel and other advisors and agents as the Placement Agent shall deem appropriate.  In providing its services hereunder, the Placement Agent shall be entitled to assume (i) that all such information furnished by the Company or on their behalf, including any information provided to any governmental agency, shall be true, complete and correct in all material respects and shall not contain any misstatement of material fact or omit to state any material fact required to be stated therein or necessary to make such information not misleading, and (ii) that the Company will notify the Placement Agent if the Company learns of any material inaccuracy or misstatement in, or any material omission from, any such information.  The Placement Agent agrees that, except for information included in offering materials relating to the Transaction that have been approved by the Company for dissemination to potential investors in the Transaction, the Placement Agent will not provide any non-public information pertaining to the Company, whether received from the Company or any other person, to any potential investors and undertakes to use all non-public information concerning the Company for purposes of the performance of its services hereunder.  Notwithstanding anything to the contrary set forth herein, the Placement Agent may disclose the information referenced in this paragraph or portions thereof after prompt written notice to the Company (a) as required by applicable law, rule or regulation, or as requested by any self-regulating organization or governmental agency regulating securities, or (b) in the event the Placement Agent becomes legally compelled (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigation demand or similar process) to disclose any such information. Further, the Placement Agent agrees that upon the Company’s request, it will return to it or destroy and certify in writing that it has destroyed all information in any tangible form, including any copies that may have been made, entrusted to it by the Company, provided that the Placement Agent shall be entitled to retain one copy of such information solely for archival purposes and that the Placement Agent shall not be required to purge any electronic storage or archival media.

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Section 7.

Indemnity.  The Company and the Placement Agent have entered into a separate letter agreement dated the date hereof and attached hereto as Annex A, which provides, among other things, for the indemnification of the Placement Agent by the Company in connection with this Engagement.  The indemnification letter agreement is an integral part of this Agreement and the terms thereof are incorporated by reference into this Agreement in their entirety and shall survive any termination, expiration or completion of the Placement Agent’s Engagement pursuant to this Agreement.

Section 8.

Termination.

(a)

The Placement Agent’s Engagement will commence on the date hereof and will continue until the earlier of the consummation of the final closing of the Transaction or other termination as provided below.  Either party may terminate this Agreement at any time, with or without cause, by giving five (5) business days advanced written notice to the other party; provided, however, that no such termination will affect the matters set out in this section, Section 1(c) or under the captions “Confidentiality,” “Use of Information,” "Indemnity," “Certain Acknowledgments and Agreements,” “Governing Law” and “Miscellaneous” or in the indemnification letter agreement.  It is also expressly agreed that following the termination of this Agreement, the Placement Agent will continue to be entitled to receive the Fee, as described in the “Compensation” section above that have accrued prior to such termination but are unpaid.

It is also expressly agreed that, if the Company or any Controlled Affiliate consummates a sale of any of its equity securities with any investor(s) (or any of such investor’s affiliates) First Introduced (as defined below) to the Company by the Placement Agent in connection with the Transaction (each, a “Placement Agent Investor”) within eighteen months after the later of (i) the date of termination of this Agreement or (ii) the initial closing of the Transaction if such Placement Agent Investor purchased Interests in the Transaction, then such Placement Agent shall be entitled to its Fee with respect to such sale as set forth in the “Compensation” section hereof (the “Tail”).

(b)

Upon termination of this Agreement and the Placement Agent Engagement hereunder, the Placement Agent shall provide the Company with a list of all investor(s) First Introduced to the Company by the Placement Agent in connection with the Transaction during the term of its Engagement hereunder.  Both parties agree that such list will be binding on them in connection with any determination as to whether the Placement Agent is entitled to the Tail Fees referenced in this Section 8.  The Company agrees that it will maintain the confidentiality of the above-referenced list and will not use this list for purposes of soliciting investment in the Company after termination of this Agreement, and further agrees, that they shall not share such list of Placement Agent Investors with any investment bank, financial advisor, broker-dealer or similar agent at any time.

(c)

For purposes of this Section 8, the term “First Introduced” shall mean an in-person, telephonic or video-enabled meeting involving a Placement Agent Investor and Chris D’Couto or other principal of the Company, that was arranged by the Placement Agent for the sole purpose of soliciting the Placement Agent Investor’s interest in purchasing Interests in the Transaction.

Section 9.

Certain Acknowledgments and Agreements. The Company acknowledges that the Placement Agent has been retained solely as a placement agent for the Company, and not in any other capacity or as an advisor to or agent of any other person, and that the Company’s engagement of the Placement Agent is as an independent contractor and not in any fiduciary or other capacity. The Placement Agent may, to the extent it deems appropriate, render the services hereunder through one or more of its affiliates. Neither this Engagement, nor the delivery of any advice in connection with this Engagement, is intended to confer rights upon any persons or entities not a party hereto other than the Company (but not including security holders, employees and creditors of the Company) as against the Placement Agent or its affiliates or its respective directors, officers, agents and employees.

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It is expressly understood and agreed that the Placement Agent is undertaking to provide any advice relating to legal, regulatory, accounting or tax matters.In furtherance thereof, the Company acknowledges and agrees that (a) the Company and its affiliates have relied and will continue to rely on the advice of their own legal, regulatory, accounting and tax advisors for all matters relating to the Transaction, and all other matters and (b) the Company, nor any of its respective affiliates, has received, or has relied upon, the advice of the Placement Agent or any of its affiliates regarding matters of law, regulation, accounting or taxation.

Clark Dodge is a full service securities firm engaged in securities trading and brokerage activities as well as investment banking and financial advisory services.  In the ordinary course of its trading and brokerage activities, Clark Dodge or its affiliates may hold positions, for its own account or the accounts of customers and/or affiliates, in equity, debt or other securities of the Company or any other company that may be involved in the Transaction.

Section 10.

Public Announcements.  The Company shall not (unless required by the Securities and Exchange Commission disclosure rules and regulations) include a reference to the Placement Agent in any press release or other public announcement made by the Company regarding the matters described in this Agreement without prior written consent of the Placement Agent, which consent shall not be unreasonably withheld.

Section 11.

Governing Law. This Agreement and all aspects of the relationship created by this Agreement, shall be governed by the laws of the State of Delaware, without regard to conflicts of law principles thereof, and will be binding upon and inure to the benefit of the Company and the Placement Agent and their respective successors and assigns.  Each of the parties hereto agrees to waive trial by jury in any action, proceeding or counterclaim brought by or on behalf of any other party with respect to any matter whatsoever relating to or arising out of any actual or proposed Transaction or the engagement of or performance by the Placement Agent hereunder.  Each party hereto also hereby submits to the exclusive jurisdiction of the courts of the State of New York or in a United States District Court New York, and submits to the jurisdiction of such courts in any proceeding arising out of or relating to this Agreement, agrees not to commence any suit, action or proceeding relating thereto except in such courts, and waives, to the fullest extent permitted by law, the right to move to dismiss or transfer any action brought in such court on the basis of any objection to personal jurisdiction, venue or inconvenient forum.

Section 12.

Miscellaneous.  This Agreement may not be assigned by any party hereto without the prior written consent of all other parties hereto, to be given in the sole discretion of the party from whom such consent is being requested; any attempted assignment of this Agreement made without such consent may be void, at the option of the non-assigning party.  This Agreement (with its annexes) shall constitute the entire Agreement among the parties

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hereto and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the parties.  This Agreement (with its annexes) supersedes all prior agreements and understandings (whether written or oral) between the Company and the Placement Agent with respect to the subject matter hereof.  This Agreement may be executed via facsimile or PDF transmission and may be executed in separate counterparts, each of which shall be deemed to be an original and all of which together shall constitute a single instrument, and this Agreement may not be amended or modified except in writing executed by the Company and each Placement Agent.

We are delighted to accept this Engagement and look forward to working with you on this assignment.  Please confirm that the foregoing is in accordance with your understanding by signing and returning to us the enclosed duplicate of this Agreement.

[Signature Page Follows]

Neah Power Systems, Inc.

October 1, 2013

Very truly yours,

CLARK DODGE & COMPANY, INC.

By:

______________________________

Shannon Soqui

Head of Investment Banking

Accepted and agreed to as of the date set forth above:

NEAH POWER SYSTEMS, INC.

By:

______________________________

Name:  _____________________________

Its:       ______________________________

Enclosure

ANNEX A – INDEMNIFICATION AGREEMENT

Dated as of October 1, 2013

Neah Power Systems, Inc.

22118 20th Avenue SE Suite 142
Bothell, WA 98021

Attention:

Chris D’Couto, Chief Executive Officer

Gentlemen:

In connection with your request that we assist you, Neah Power Systems, Inc., with the matters you have identified to us, you and we are entering into this indemnification letter agreement (“Indemnification Agreement”).  It is understood and agreed that in the event that Clark Dodge & Company, Inc. (“Clark Dodge” or the “Placement Agent”) or any of our officers, directors, employees, agents, affiliates, partners or controlling persons (the Placement Agent and each of the foregoing being an “Indemnified Person”), become involved in any capacity in any action, claim, suit, proceeding or investigation (collectively referred to herein as a “Dispute”) brought or threatened by or against any person, including your stockholders, related to, arising out of or in connection with our engagement or any matter referred to in our engagement, you will promptly reimburse, upon demand, each such Indemnified Person for its legal and other expenses, including without limitation the cost of any investigation, preparation for or response, as and when they are incurred in connection therewith, except to the extent that any such Disputes are found by a court of competent jurisdiction in a judgment which has become final in that it is no longer subject to appeal or review to have resulted solely from such Indemnified Person’s gross negligence, willful misconduct or fraud.  You will indemnify and hold harmless each Indemnified Person from and against, and you agree that no Indemnified Person shall have any liability, whether direct or indirect, in contract or tort or otherwise, to you, your affiliates, security holders or creditors, for any losses, claims, damages, liabilities or expense (collectively, “Losses”) to which any Indemnified Person may become subject under any applicable federal or state law, or otherwise, related to, arising out of or in connection with our engagement, whether or not any Dispute giving rise to such Losses is initiated or brought by you or on your behalf and whether or not in connection with any Dispute in which you or such Indemnified Persons are a party, except to the extent that any such Losses are found by a court of competent jurisdiction in a judgment which has become final in that it is no longer subject to appeal or review to have resulted solely from such Indemnified Person’s gross negligence, willful misconduct or fraud.  In no event shall any Indemnified Person be responsible for any special, indirect or consequential damages.  If multiple claims are brought against us in an arbitration related to, arising out of or in connection with our engagement, with respect to at least one of which such claims indemnification is permitted under applicable law, you agree that any arbitration award shall be conclusively deemed to be based on claims as to which indemnification is permitted and provided for hereunder, except to the extent the arbitration award expressly states that the award, or any portion thereof, is based solely on a claim as to which indemnification is not available.

If for any reason the foregoing indemnification is held unenforceable or is insufficient to hold an Indemnified Person harmless, then you shall contribute to the Losses for which such indemnification is held unenforceable or is insufficient in such proportion as is appropriate to reflect the relative benefits received, or that would be received if a Transaction were consummated, by

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you and your security holders on the one hand and the party entitled to contribution on the other hand in the matters contemplated by our engagement as well as the relative fault of yourselves and such party with respect to such Losses and any other relevant equitable considerations.  You agree that for the purposes hereof the relative benefits received, or that would be received if a Transaction were consummated, by you and your security holders and ourselves shall be deemed to be in the same proportion as (i) the total value paid or proposed to be paid or received by you or your security holders, as the case may be, pursuant to the transaction (whether or not consummated) for which we have been engaged to perform services bears to (ii) the fees actually received by us in connection with such engagement; provided, however, that, to the extent permitted by applicable law, in no event shall we or any other Indemnified Person be required to contribute an aggregate amount in excess of the aggregate fees actually paid to us for such services.  Your reimbursement, indemnity and contribution obligations under this Indemnification Agreement shall be in addition to any liability which you may otherwise have, shall not be limited by any rights we or any other Indemnified Person may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of yourselves, ourselves, and any other Indemnified Persons.

You agree that, without our prior written consent, which consent will not be unreasonably withheld or delayed, you will not settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any Dispute in respect of which indemnification or contribution could be sought hereunder (whether or not we or any other Indemnified Persons are an actual or potential party to such claim, action or proceeding or investigation), unless such settlement, compromise or consent includes an unconditional release of each Indemnified Person from all liability arising out of such Dispute.  You will not permit any such settlement, compromise, consent or termination to include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an Indemnified Person, without such Indemnified Person’s prior written consent, which consent will not be unreasonably withheld or delayed.  Except as otherwise provided in the immediately succeeding sentence, you further agree that the Indemnified Persons are entitled to retain one separate counsel of their choice in connection with any of the matters in respect of which indemnification, reimbursement or contribution may be sought under this Indemnification Agreement.  You will have the right, at your option, to assume the defense of any litigation or proceeding in respect of which indemnity may be sought hereunder, provided that you employ counsel satisfactory to us, notify us of such employment and assume the payment of all fees and expenses of such counsel, in which event, except as provided below, you shall not be liable for the fees and expenses of any other counsel retained by any Indemnified Person in connection with such litigation or proceeding.  In any such litigation or proceeding the defense of which you shall have so assumed, any Indemnified Person shall have the right to participate in such litigation or proceeding and to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) you and such Indemnified Person shall have mutually agreed in writing to the retention of such counsel, or (ii) the named parties to any such litigation or proceeding (including any impleaded parties) include you and such Indemnified Person and representation of both parties by the same counsel would, in the opinion of independent counsel selected by the Company and  such Indemnified Person solely for the purpose of rendering the opinion, be inappropriate due to actual or potential differing interests between you and such Indemnified Person.  Your obligations hereunder shall be in addition to any rights that any Indemnified Person may have at common law or otherwise.  No waiver, amendment or other modification of this Indemnification Agreement shall be effective unless in writing and signed by each party to be bound thereby.

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If the Company enters into any agreement or arrangement with respect to, or effects, any proposed sale, exchange, dividend or other distribution or liquidation of all or a significant portion of its assets in one or a series of transactions or any significant recapitalization or reclassification of its outstanding securities, the Company shall provide for the assumption of its obligations under this Indemnification Agreement by another party reasonably satisfactory to each Placement Agent.

This Indemnification Agreement and any claim related directly or indirectly to this Indemnification Agreement shall be governed and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions thereof.  No such claim shall be commenced, prosecuted or continued in any forum other than the courts of the State of New York or in a United States District Court in New York, and each of the parties hereto submits to the jurisdiction of such courts.  We and you (on your own behalf and, to the extent permitted by applicable law, on behalf of your security holders and creditors) waive all right to trial by jury in any action, proceeding or counterclaim, whether based upon contract, tort or otherwise, related to or arising out of or in connection with our engagement. The provisions of this Indemnification Agreement shall apply to the engagement (including related activities prior to the date hereof) and any modification thereof and shall remain in full force and effect indefinitely, regardless of the completion or termination of the engagement. If any provision, covenant or restriction herein is held by a court of competent jurisdiction to be invalid, void, unenforceable or against public policy, then the court so holding shall at our or your request, reform such provision to give the maximum permissible intent to the intentions of the parties as set forth herein, and the court shall enforce such provision as so reformed.  If, notwithstanding the foregoing, any provision, covenant or restriction is held by a court of competent jurisdiction to be invalid, void, unenforceable or against public policy, the remainder of the provisions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Very truly yours,

CLARK DODGE & COMPANY, INC.

By:

______________________________

Shannon Soqui

Head of Investment Banking

Accepted and agreed to as of the date set forth above:

NEAH POWER SYSTEMS, INC.

By:

______________________________

Name: ______________________________

Its:

______________________________